RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

Supplement dated March 7, 2012

to each currently effective Rydex Series Funds and Rydex Dynamic Funds Prospectus

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses for Rydex Series Funds and Rydex Dynamic Funds and should be read in conjunction with those Rydex Series Funds and Rydex Dynamic Funds Prospectuses.

Effective following the close of business on May 4, 2012, the Rydex Series Funds U.S. Government Money Market Fund will no longer offer Investor Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares, and Investor2 Class Shares, and all outstanding shares of the U.S. Government Money Market Fund will be converted to the Fund’s new share class, the Money Market Class Shares.

The Money Market Class Shares will have the features listed below.

•	No Distribution and Shareholder Service (12b-1) Fees
•	No Sales Charges*
•	No initial investment minimum**
•	No minimum balance requirements**
•	Unlimited exchange privileges with no minimum holding periods or transaction fees***
•	May be exchanged for any share class of any other fund in the Rydex|SGI family of funds subject only to the purchaser eligibility requirements of that share class**

*	If you exchange C-Class Shares or A-Class Shares of a Rydex|SGI Fund for Money Market Class Shares, the period of time during which you hold Money Market Class Shares will not be counted toward the 12-month holding period applicable to C-Class Shares and A-Class Shares of any Rydex|SGI Fund. However, if you subsequently exchange your Money Market Class Shares for C-Class Shares or A-Class Shares of another Rydex|SGI Fund, you will be given credit for the period during which you held C-Class Shares or A-Class Shares prior to the exchange of the shares for Money Market Class Shares.

**	If you exchange Money Market Class Shares for shares of another Rydex|SGI Fund, you will be subject to the purchaser eligibility requirements of the applicable share class of that Rydex|SGI Fund, which may include initial investment amount and account balance requirements.

***	While the U.S. Government Money Market Fund offers unlimited exchange privileges with no minimum holding periods or transaction fees, certain Rydex|SGI Funds do not allow unlimited trading. If you are contemplating an exchange of Money Market Class Shares for shares of another Rydex|SGI Fund, you should obtain and review that Rydex|SGI Fund’s current prospectus before making the exchange. You can obtain a prospectus for any Rydex|SGI Fund, including the Money Market Fund, by calling 800.820.0888 or 301.296.5100 or visiting the Rydex|SGI web site at www.rydex-sgi.com.

Rydex Series Funds U.S. Government Money Market Fund shareholders who do not wish to hold Money Market Class Shares may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively.

The changes to the U.S. Government Money Market Fund’s share class offerings discussed above will not affect the day-to-day management of the Fund in any way, and will not change the advisory fee charged to the Fund.

For more information about the Rydex Series Funds U.S. Government Money Market Fund, please request the Fund’s prospectus by calling Client Services at 800.820.0888 or visiting www.rydex-sgi.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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